UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2018

Date of reporting period:	May 1, 2017 — October 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Multi-Cap Value Fund

Semiannual report
10 | 31 | 17

Value funds look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

FUND SYMBOL
CLASS A
PMVAX

Putnam
Multi-Cap Value
Fund

Semiannual report
10 | 31 | 17

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

December 11, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped keep financial markets on a steady course throughout 2017. Global stock markets have generally made solid advances with low volatility, while bond market performance has been a bit more uneven. As we look ahead to the new year, it is important to note that a number of macroeconomic and geopolitical risks around the world could disrupt market momentum.

In all market environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to recognize and thank Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who recently retired from your fund’s Board of Trustees. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/17. See above and pages 8–9 for additional fund performance information. Index descriptions can be found on page 12.

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Jim has an M.B.A. from Babson College and a B.A. from Colby College. He joined Putnam in 1998 and has been in the investment industry since 1994.

How would you describe the investment environment for stocks during the reporting period?

The period proved to be a favorable time to be invested in stocks, with major stock indexes repeatedly testing new highs. Strong corporate earnings and upbeat business and consumer sentiment added to investor confidence. However, geopolitical headwinds tested investors’ conviction and stalled the rally at times. Tensions between the United States and North Korea weighed on the markets as both countries threatened military action. Stocks resumed their advance after the U.N. Security Council increased sanctions on North Korea in September 2017. The Trump administration’s release of a tax reform proposal, which was followed by the House Republican leaders’ sweeping tax plan just after the close of the reporting period, reinvigorated the rally.

One persistent theme that defined the U.S. stock market during the period was the outperformance of growth stocks over value stocks, which was a reversal of what we saw in 2016. While it is not unusual for these two investing styles to diverge, it suggests that growth-related factors, such as earnings momentum and

Multi-Cap Value Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 10/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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improving business fundamentals, drove stock performance, rather than valuations. Investors also saw a reversal of stock leadership by market capitalization. After leading performance in 2016, small and mid-cap stocks underperformed large caps through the close of the period.

What was your strategy, and how did the fund perform?

The portfolio continued to be rooted in a three-pronged approach to investing in the multi-cap universe. The bulk of the fund’s assets were positioned in relative value stocks, or those that are trading at a discount to their peer group. Higher-quality stocks of companies with good business momentum comprised a second area of opportunity. Finally, the fund held stocks that I consider to be contrarian, or deep-value, holdings that can deliver significant growth over a period of two or three years, in my view.

I maintained the portfolio’s focus on about 80 stocks from across the multi-cap universe. Working in conjunction with Putnam’s team of analysts, I believe this more concentrated approach allows me to invest in what I consider to be our best ideas and helps to differentiate the fund from the benchmark over time.

For the six months ended October 31, 2017, the fund’s class A shares rose 3.62% at net asset value, which trailed the 5.46% return of the fund’s benchmark, the Russell 3000 Value Index.

Which holdings were the most notable detractors?

The three largest detractors were contrarian, deep-value, health-care stocks that are facing company-specific challenges. Allergan, a pharmaceutical company, declined due to investor concerns about increased generic competition. I believe Allergan’s long-term growth prospects are being masked by recent challenges, such as the loss of exclusivity on several of the company’s patented drugs and a decline in some of Allergan’s private-pay legacy assets.

Mallinckrodt Pharmaceuticals struggled in response to pricing concerns about its bestselling drug, Acthar. Sales of Acthar, which treats infantile spasms, were weak due to pressure from insurers over its cost effectiveness. The stock also declined in response to competitive pressures on its generic drug portfolio and high levels of debt on the company’s balance sheet. Based on deteriorating fundamentals, I sold the holding before period-end.

The stock of Jazz Pharmaceuticals declined sharply in August when the biotechnology company’s earnings fell short of analysts’ estimates for quarterly results. The company is a leader in the treatment of the sleep disorder narcolepsy with its drug, Xyrem, which accounts for about 75% of its revenues. However, Xyrem encountered some controversy with the drug’s abuse potential — prompting the development of another therapy, which had positive results from its Phase 3 trials.

Could you discuss some stocks that helped the fund’s relative performance?

Three of the largest contributors to performance were relative-value stocks that represented some of the fund’s largest overweight positions relative to the benchmark given my conviction about the companies. The fund’s top performer, Lam Research, is a leading semiconductor equipment and services manufacturer that enables chipmakers to build smaller, faster, and more powerful electronic devices. Some investors had expressed skepticism about the duration of the semiconductor growth cycle. However, I believed the industry had more room to run, and I maintained

Multi-Cap Value Fund 5

the fund’s position in this stock, which proved rewarding.

Another significant contributor to performance was DXC Technology, a global information technology services and solutions company. Formerly known as CSC, the company merged with Hewlett Packard’s services business in March 2017 to create DXC. I believe the combined company still has great potential in terms of cost-cutting opportunities and earnings power that had not yet been fully reflected in DXC’s stock price as of period-end.

Energy stocks continued to recover during the reporting period, including the fund’s investments in the largest independent U.S. power producer, NRG Energy. The stock rallied following an announcement by management to simplify and streamline its business and reduce the amount of debt on NRG’s balance sheet.

What is your outlook for stocks as we look to 2018?

As 2017 comes to a close, the U.S. stock market rally is in its eighth year. In my view, several positive developments are supporting the market’s bullish sentiment. Earnings growth in 2017 showed considerable improvement from 2016, climbing over 15%, and I believe that is a testament to improving business fundamentals. Also, global economies have demonstrated a greater level of positive synchronization than at almost any time since the Great Recession. Finally, the backdrop of low interest rates and low inflation has historically been favorable for stocks.

However, given the length of the record-breaking rally, there are potential risks that could increase volatility. I believe that elevated stock valuations, geopolitical developments, and questions about the ability of the Trump administration to deliver on its business-friendly agenda could contribute to a change in sentiment. Another key question is the impact of the Fed’s decade-long accommodative policy of keeping interest rates below what might have been normal for this stage of the cycle. It remains to be seen if holding interest rates at super-low levels for so long is creating distortions in the economy and the stock market.

Value investing has been out of favor and underperforming more speculative strategies

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Multi-Cap Value Fund

this year. This approach requires more patience than investing in the trendier, momentum stocks that have dominated the rally thus far. I believe value strategies offer a lower-risk approach to investing and may return to favor when investors refocus on valuations and how much they are willing to pay for growth.

Thanks, Jim, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Multi-Cap Value Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (11/1/99)
Before sales charge	9.78%	87.58%	6.49%	89.45%	13.63%	20.93%	6.54%	15.60%	3.62%
After sales charge	9.42	76.79	5.86	78.55	12.29	13.98	4.46	8.95	–2.33
Class B (1/16/01)
Before CDSC	9.56	80.66	6.09	82.48	12.78	18.31	5.76	14.78	3.25
After CDSC	9.56	80.66	6.09	80.48	12.53	15.34	4.87	9.78	–1.75
Class C (1/16/01)
Before CDSC	8.97	74.06	5.70	82.53	12.79	18.29	5.76	14.82	3.27
After CDSC	8.97	74.06	5.70	82.53	12.79	18.29	5.76	13.82	2.27
Class M (1/16/01)
Before sales charge	9.24	78.38	5.96	84.86	13.08	19.19	6.03	15.11	3.42
After sales charge	9.02	72.14	5.58	78.39	12.27	15.02	4.77	11.08	–0.20
Class R (4/1/03)
Net asset value	9.52	82.95	6.23	87.10	13.35	20.07	6.29	15.30	3.50
Class Y (4/2/02)
Net asset value	10.03	92.42	6.76	91.88	13.92	21.87	6.82	15.96	3.77

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 2% in the fifth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after five years.

8 Multi-Cap Value Fund

Comparative index returns For periods ended 10/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Russell 3000
Value Index	6.92%	80.30%	6.07%	88.16%	13.48%	26.36%	8.11%	18.30%	5.46%
Lipper Multi-Cap
Value Funds	7.07	74.63	5.61	83.10	12.80	23.79	7.34	19.89	6.31
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/17, there were 387, 372, 319, 286, 229, and 70 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/17

	Class A		Class B	Class C	Class M		Class R	Class Y
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
4/30/17	$19.59	$20.79	$18.14	$18.02	$18.70	$19.38	$19.14	$19.62
10/31/17	20.30	21.54	18.73	18.61	19.34	20.04	19.81	20.36

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (11/1/99)
Before sales charge	9.82%	91.37%	6.71%	88.08%	13.47%	24.37%	7.54%	12.37%	3.90%
After sales charge	9.46	80.37	6.08	77.26	12.13	17.22	5.44	5.91	–2.08
Class B (1/16/01)
Before CDSC	9.59	84.16	6.30	81.17	12.62	21.65	6.75	11.51	3.54
After CDSC	9.59	84.16	6.30	79.17	12.37	18.65	5.87	6.51	–1.46
Class C (1/16/01)
Before CDSC	9.00	77.55	5.91	81.21	12.63	21.64	6.75	11.52	3.51
After CDSC	9.00	77.55	5.91	81.21	12.63	21.64	6.75	10.52	2.51
Class M (1/16/01)
Before sales charge	9.28	82.04	6.17	83.57	12.92	22.60	7.03	11.86	3.71
After sales charge	9.06	75.67	5.80	77.14	12.12	18.31	5.76	7.95	0.08
Class R (4/1/03)
Net asset value	9.55	86.67	6.44	85.82	13.19	23.50	7.29	12.12	3.83
Class Y (4/2/02)
Net asset value	10.06	96.32	6.98	90.54	13.76	25.34	7.82	12.61	4.05

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Multi-Cap Value Fund 9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Total annual operating expenses for the
fiscal year ended 4/30/17*	1.08%	1.83%	1.83%	1.58%	1.33%	0.83%
Annualized expense ratio for the
six-month period ended 10/31/17	1.07%	1.82%	1.82%	1.57%	1.32%	0.82%

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective September 1, 2016.

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/17 to 10/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$5.49	$9.32	$9.32	$8.05	$6.77	$4.21
Ending value (after expenses)	$1,036.20	$1,032.00	$1,032.70	$1,034.20	$1,035.00	$1,037.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

10 Multi-Cap Value Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/17, use the following calculation method. To find the value of your investment on 5/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$5.45	$9.25	$9.25	$7.98	$6.72	$4.18
Ending value (after expenses)	$1,019.81	$1,016.03	$1,016.03	$1,017.29	$1,018.55	$1,021.07

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Multi-Cap Value Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 2% during the fifth year. After the fifth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Value Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

12 Multi-Cap Value Fund

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2017, Putnam employees had approximately $515,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Multi-Cap Value Fund 13

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2017. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts

14 Multi-Cap Value Fund

were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses, reduced to 25 basis points effective September 1, 2016, and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. Putnam Management has agreed to maintain the 25 basis points expense limitation until at least August 31, 2018 and to maintain the 20 basis points expense limitation until at least August 30, 2018. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For

Multi-Cap Value Fund 15

each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the

16 Multi-Cap Value Fund

performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Multi-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	3rd
Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2016, there were 351, 305 and 280 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Multi-Cap Value Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Multi-Cap Value Fund

The fund’s portfolio 10/31/17 (Unaudited)

COMMON STOCKS (94.3%)*	Shares	Value
Aerospace and defense (3.8%)
L3 Technologies, Inc.	34,686	$6,492,525
Northrop Grumman Corp.	35,700	10,550,421
		17,042,946
Airlines (0.7%)
American Airlines Group, Inc.	64,600	3,024,572
		3,024,572
Auto components (0.4%)
Goodyear Tire & Rubber Co. (The)	63,600	1,945,524
		1,945,524
Banks (11.2%)
Bank of America Corp.	478,800	13,114,332
East West Bancorp, Inc.	88,800	5,313,792
First Republic Bank	149,100	14,522,340
KeyCorp	349,600	6,380,200
Old National Bancorp	187,000	3,403,400
PacWest Bancorp	161,600	7,808,512
		50,542,576
Building products (2.1%)
Johnson Controls International PLC	185,649	7,684,013
Owens Corning	19,800	1,637,262
		9,321,275
Capital markets (4.0%)
E*Trade Financial Corp. †	204,400	8,909,796
Goldman Sachs Group, Inc. (The)	12,300	2,982,504
Invesco, Ltd.	180,500	6,460,095
		18,352,395
Chemicals (4.3%)
Celanese Corp. Ser. A	27,500	2,868,525
CF Industries Holdings, Inc.	59,200	2,248,416
Olin Corp.	127,900	4,672,187
Tronox, Ltd. Class A	116,900	3,094,343
W.R. Grace & Co.	88,000	6,731,120
		19,614,591
Communications equipment (2.0%)
Harris Corp.	64,700	9,014,004
		9,014,004
Construction materials (0.5%)
Summit Materials, Inc. Class A †	71,500	2,245,100
		2,245,100
Containers and packaging (2.9%)
Ball Corp.	209,900	9,011,007
Graphic Packaging Holding Co.	274,600	4,253,554
		13,264,561
Electric utilities (1.8%)
Exelon Corp.	208,400	8,379,764
		8,379,764
Electrical equipment (2.0%)
AMETEK, Inc.	133,975	9,041,973
		9,041,973

Multi-Cap Value Fund 19

COMMON STOCKS (94.3%)* cont.	Shares	Value
Energy equipment and services (0.3%)
Transocean, Ltd. (Switzerland) † S	122,800	$1,289,400
		1,289,400
Equity real estate investment trusts (REITs) (1.0%)
Host Hotels & Resorts, Inc.	235,700	4,610,292
		4,610,292
Food products (1.9%)
J.M. Smucker Co. (The)	28,100	2,980,005
Pinnacle Foods, Inc.	104,996	5,713,882
		8,693,887
Health-care equipment and supplies (6.7%)
Becton Dickinson and Co.	34,223	7,141,313
Boston Scientific Corp. †	374,800	10,546,872
Danaher Corp.	96,000	8,857,920
DENTSPLY Sirona, Inc.	60,100	3,670,307
		30,216,412
Health-care providers and services (0.2%)
Tenet Healthcare Corp. † S	58,826	840,035
		840,035
Hotels, restaurants, and leisure (3.2%)
Aramark	43,300	1,891,777
Hilton Worldwide Holdings, Inc.	41,000	2,963,480
Penn National Gaming, Inc. † S	93,600	2,442,024
Wynn Resorts, Ltd.	48,400	7,138,516
		14,435,797
Household durables (1.0%)
Newell Brands, Inc.	26,000	1,060,280
PulteGroup, Inc.	120,200	3,633,646
		4,693,926
Independent power and renewable electricity producers (2.4%)
NRG Energy, Inc.	430,257	10,756,425
		10,756,425
Insurance (2.8%)
American International Group, Inc.	66,800	4,315,948
Assured Guaranty, Ltd.	81,400	3,019,940
Hartford Financial Services Group, Inc. (The)	96,634	5,319,702
		12,655,590
IT Services (5.4%)
DXC Technology Co.	185,300	16,958,656
Fidelity National Information Services, Inc.	79,300	7,355,868
		24,314,524
Leisure products (0.6%)
Brunswick Corp.	51,000	2,583,150
		2,583,150
Life sciences tools and services (0.8%)
Agilent Technologies, Inc.	54,000	3,673,620
		3,673,620
Machinery (4.2%)
Cummins, Inc.	19,800	3,502,224
Dover Corp.	14,700	1,403,703

20 Multi-Cap Value Fund

COMMON STOCKS (94.3%)* cont.	Shares	Value
Machinery cont.
Milacron Holdings Corp. †	102,300	$1,836,285
Oshkosh Corp.	17,900	1,638,924
Snap-On, Inc. S	67,800	10,697,484
		19,078,620
Metals and mining (1.4%)
Alcoa Corp. †	98,300	4,696,774
United States Steel Corp. S	68,100	1,724,292
		6,421,066
Multi-utilities (2.6%)
Ameren Corp.	126,780	7,859,092
CMS Energy Corp.	83,800	4,053,406
		11,912,498
Oil, gas, and consumable fuels (7.0%)
Anadarko Petroleum Corp.	57,100	2,819,027
Apache Corp.	59,400	2,457,378
ConocoPhillips	177,800	9,094,470
EnCana Corp. (Canada)	467,200	5,466,240
EOG Resources, Inc.	74,100	7,400,367
EQT Corp.	20,500	1,282,070
Marathon Oil Corp.	227,100	3,229,362
		31,748,914
Personal products (0.8%)
Avon Products, Inc. (United Kingdom) †	645,833	1,472,499
Edgewell Personal Care Co. † S	33,200	2,155,676
		3,628,175
Pharmaceuticals (5.8%)
Allergan PLC	61,200	10,846,476
Jazz Pharmaceuticals PLC †	100,000	14,153,000
Medicines Co. (The) † S	50,000	1,437,000
		26,436,476
Road and rail (3.5%)
Norfolk Southern Corp.	33,100	4,350,002
Union Pacific Corp.	100,400	11,625,316
		15,975,318
Semiconductors and semiconductor equipment (2.0%)
Lam Research Corp.	42,600	8,885,082
		8,885,082
Software (0.5%)
Micro Focus International PLC ADR (United Kingdom) †	65,900	2,301,887
		2,301,887
Specialty retail (1.9%)
Gap, Inc. (The) S	68,000	1,767,320
Michaels Cos., Inc. (The) †	59,500	1,155,490
Tiffany & Co.	29,800	2,789,876
TJX Cos., Inc. (The)	39,262	2,740,488
		8,453,174
Technology hardware, storage, and peripherals (1.6%)
Xerox Corp.	235,650	7,142,552
		7,142,552

Multi-Cap Value Fund 21

COMMON STOCKS (94.3%)* cont.	Shares	Value
Textiles, apparel, and luxury goods (1.0%)
Hanesbrands, Inc. S	200,100	$4,502,250
		4,502,250
Total common stocks (cost $329,578,076)		$427,038,351

	Principal amount/
SHORT-TERM INVESTMENTS (10.4%)*		shares	Value
Putnam Cash Collateral Pool, LLC 1.31% [d]	Shares	20,869,536	20,869,536
Putnam Short Term Investment Fund 1.22% L	Shares	25,884,355	25,884,355
U.S. Treasury Bills 1.073%, 1/18/18 #		$575,000	$573,648
Total short-term investments (cost $47,327,575)			$47,327,539

TOTAL INVESTMENTS
Total investments (cost $376,905,651)	$474,365,890

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2017 through October 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $453,034,135.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $573,678 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

FUTURES CONTRACTS OUTSTANDING at 10/31/17 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
S&P 500 Index E-Mini (Long)	79	$10,172,277	$10,162,165	Dec-17	$14,219
S&P Mid Cap 400 Index E-Mini (Long)	35	6,422,850	6,418,650	Dec-17	5,480
Unrealized appreciation					19,699
Unrealized depreciation					—
Total					$19,699

22 Multi-Cap Value Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$36,613,821	$—	$—
Consumer staples	12,322,062	—	—
Energy	33,038,314	—	—
Financials	81,550,561	—	—
Health care	61,166,543	—	—
Industrials	73,484,704	—	—
Information technology	51,658,049	—	—
Materials	41,545,318	—	—
Real estate	4,610,292	—	—
Utilities	31,048,687	—	—
Total common stocks	427,038,351	—	—

Short-term investments	25,884,355	21,443,184	—
Totals by level	$452,922,706	$21,443,184	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$19,699	$—	$—
Totals by level	$19,699	$—	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Value Fund 23

Statement of assets and liabilities 10/31/17 (Unaudited)

ASSETS
Investment in securities, at value, including $20,498,201 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $330,151,760)	$427,611,999
Affiliated issuers (identified cost $46,753,891) (Notes 1 and 5)	46,753,891
Dividends, interest and other receivables	228,866
Receivable for shares of the fund sold	77,543
Receivable for investments sold	1,177,049
Receivable for variation margin on futures contracts (Note 1)	189,089
Prepaid assets	29,358
Total assets	476,067,795

LIABILITIES
Payable to custodian	1,208,640
Payable for shares of the fund repurchased	290,315
Payable for compensation of Manager (Note 2)	214,181
Payable for custodian fees (Note 2)	6,011
Payable for investor servicing fees (Note 2)	109,032
Payable for Trustee compensation and expenses (Note 2)	155,639
Payable for administrative services (Note 2)	1,929
Payable for distribution fees (Note 2)	103,233
Collateral on securities loaned, at value (Note 1)	20,869,536
Other accrued expenses	75,144
Total liabilities	23,033,660

Net assets	$453,034,135

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$340,329,783
Undistributed net investment income (Note 1)	1,272,655
Accumulated net realized gain on investments (Note 1)	13,951,759
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	97,479,938
Total — Representing net assets applicable to capital shares outstanding	$453,034,135

(Continued on next page)

24 Multi-Cap Value Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($336,785,990 divided by 16,587,092 shares)	$20.30
Offering price per class A share (100/94.25 of $20.30)*	$21.54
Net asset value and offering price per class B share ($35,887 divided by 1,916 shares)**	$18.73
Net asset value and offering price per class C share ($27,289,197 divided by 1,466,603 shares)**	$18.61
Net asset value and redemption price per class M share ($4,371,276 divided by 226,060 shares)	$19.34
Offering price per class M share (100/96.50 of $19.34)*	$20.04
Net asset value, offering price and redemption price per class R share
($12,057,232 divided by 608,513 shares)	$19.81
Net asset value, offering price and redemption price per class Y share
($72,494,553 divided by 3,560,845 shares)	$20.36

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Value Fund 25

Statement of operations Six months ended 10/31/17 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $1,610)	$3,617,295
Interest (including interest income of $82,388 from investments in affiliated issuers) (Note 5)	82,404
Securities lending (net of expenses) (Notes 1 and 5)	21,470
Total investment income	3,721,169

EXPENSES
Compensation of Manager (Note 2)	1,274,231
Investor servicing fees (Note 2)	457,376
Custodian fees (Note 2)	6,846
Trustee compensation and expenses (Note 2)	11,875
Distribution fees (Note 2)	618,751
Administrative services (Note 2)	5,964
Other	123,364
Total expenses	2,498,407
Expense reduction (Note 2)	(49,893)
Net expenses	2,448,514

Net investment income	1,272,655

Net realized loss on securities from unaffiliated issuers (Notes 1 and 3)	(4,183,547)
Net increase from payments by affiliates (Note 2)	52,906
Net unrealized appreciation of securities in unaffiliated issuers during the period	18,994,382
Net unrealized appreciation of futures contracts during the period	19,699
Net gain on investments	14,883,440

Net increase in net assets resulting from operations	$16,156,095

The accompanying notes are an integral part of these financial statements.

26 Multi-Cap Value Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 10/31/17*	Year ended 4/30/17
Operations
Net investment income	$1,272,655	$2,916,652
Net realized gain (loss) on investments	(4,130,641)	28,736,364
Net unrealized appreciation of investments	19,014,081	22,258,133
Net increase in net assets resulting from operations	16,156,095	53,911,149
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(2,306,194)
Class B	—	(977)
Class C	—	(21,734)
Class M	—	(13,717)
Class R	—	(58,285)
Class Y	—	(515,745)
Net realized short-term gain on investments
Class A	—	(4,011,030)
Class B	—	(83,151)
Class C	—	(372,038)
Class M	—	(58,298)
Class R	—	(154,641)
Class Y	—	(661,402)
From net realized long-term gain on investments
Class A	—	(1,167,875)
Class B	—	(24,247)
Class C	—	(108,287)
Class M	—	(16,975)
Class R	—	(45,042)
Class Y	—	(192,783)
Increase (decrease) from capital share transactions (Note 4)	(31,509,570)	1,478,446
Total increase (decrease) in net assets	(15,353,475)	45,577,174

NET ASSETS
Beginning of period	468,387,610	422,810,436
End of period (including undistributed net investment
income of $1,272,655 and $—, respectively)	$453,034,135	$468,387,610

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Value Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
October 31, 2017**	$19.59	.06	.65	.71	—	—	—	$20.30	3.62*	$336,786	.54*	.29*	32*
April 30, 2017	17.72	.13	2.16	2.29	(.13)	(.29)	(.42)	19.59	13.01	338,915	1.08	.72	78
April 30, 2016	19.81	.15	(.82)	(.67)	(.18)	(1.24)	(1.42)	17.72	(3.21)	326,727	1.07[e]	.79[e]	76
April 30, 2015	19.47	.10	1.99	2.09	(.13)	(1.62)	(1.75)	19.81	11.02	356,142	1.07	.52	86
April 30, 2014	15.27	.16	4.14	4.30	(.10)	—	(.10)	19.47	28.21	327,158	1.11	.88	77
April 30, 2013	13.26	.14	2.08	2.22	(.21)	—	(.21)	15.27	16.98	259,910	1.15	1.04	81
Class B
October 31, 2017**	$18.14	.04	.55	.59	—	—	—	$18.73	3.20*	$36	.92*	.21*f	32*
April 30, 2017	16.44	(.01)	2.00	1.99	—[d]	(.29)	(.29)	18.14	12.18	6,616	1.83	(.05)	78
April 30, 2016	18.47	.01	(.76)	(.75)	(.04)	(1.24)	(1.28)	16.44	(3.94)	6,335	1.82[e]	.08[e]	76
April 30, 2015	18.27	(.04)	1.86	1.82	—	(1.62)	(1.62)	18.47	10.23	8,138	1.82	(.22)	86
April 30, 2014	14.36	.02	3.89	3.91	—	—	—	18.27	27.23	8,681	1.86	.13	77
April 30, 2013	12.48	.04	1.95	1.99	(.11)	—	(.11)	14.36	16.10	9,179	1.90	.34	81
Class C
October 31, 2017**	$18.02	(.02)	.61	.59	—	—	—	$18.61	3.27*	$27,289	.92*	(.09)*	32*
April 30, 2017	16.35	(.01)	1.98	1.97	(.01)	(.29)	(.30)	18.02	12.13	29,117	1.83	(.04)	78
April 30, 2016	18.40	—[d]	(.75)	(.75)	(.06)	(1.24)	(1.30)	16.35	(3.91)	26,861	1.82[e]	.01[e]	76
April 30, 2015	18.21	(.04)	1.85	1.81	—	(1.62)	(1.62)	18.40	10.21	24,125	1.82	(.24)	86
April 30, 2014	14.31	.02	3.88	3.90	—	—	—	18.21	27.25	21,011	1.86	.13	77
April 30, 2013	12.46	.05	1.94	1.99	(.14)	—	(.14)	14.31	16.12	15,532	1.90	.37	81
Class M
October 31, 2017**	$18.70	.01	.63	.64	—	—	—	$19.34	3.42*	$4,371	.79*	.04*	32*
April 30, 2017	16.95	.04	2.05	2.09	(.05)	(.29)	(.34)	18.70	12.42	4,484	1.58	.23	78
April 30, 2016	19.00	.05	(.78)	(.73)	(.08)	(1.24)	(1.32)	16.95	(3.68)	4,147	1.57[e]	.27[e]	76
April 30, 2015	18.74	—	1.91	1.91	(.03)	(1.62)	(1.65)	19.00	10.46	4,547	1.57	.02	86
April 30, 2014	14.71	.06	3.99	4.05	(.02)	—	(.02)	18.74	27.56	4,349	1.61	.38	77
April 30, 2013	12.80	.08	2.00	2.08	(.17)	—	(.17)	14.71	16.42	3,673	1.65	.62	81
Class R
October 31, 2017**	$19.14	.03	.64	.67	—	—	—	$19.81	3.50*	$12,057	.66*	.17*	32*
April 30, 2017	17.33	.08	2.11	2.19	(.09)	(.29)	(.38)	19.14	12.68	12,770	1.33	.46	78
April 30, 2016	19.39	.10	(.80)	(.70)	(.12)	(1.24)	(1.36)	17.33	(3.45)	12,223	1.32[e]	.54[e]	76
April 30, 2015	19.10	.05	1.95	2.00	(.09)	(1.62)	(1.71)	19.39	10.76	16,327	1.32	.26	86
April 30, 2014	14.98	.11	4.08	4.19	(.07)	—	(.07)	19.10	27.97	12,301	1.36	.63	77
April 30, 2013	13.03	.11	2.04	2.15	(.20)	—	(.20)	14.98	16.69	8,787	1.40	.86	81
Class Y
October 31, 2017**	$19.62	.08	.66	.74	—	—	—	$20.36	3.77*	$72,495	.41*	.42*	32*
April 30, 2017	17.74	.14	2.21	2.35	(.18)	(.29)	(.47)	19.62	13.32	76,486.83		.77	78
April 30, 2016	19.84	.17	(.80)	(.63)	(.23)	(1.24)	(1.47)	17.74	(2.99)	46,517	.82[e]	.95[e]	76
April 30, 2015	19.49	.15	2.00	2.15	(.18)	(1.62)	(1.80)	19.84	11.33	34,044.82		.76	86
April 30, 2014	15.28	.20	4.15	4.35	(.14)	—	(.14)	19.49	28.54	26,716.86		1.11	77
April 30, 2013	13.29	.18	2.08	2.26	(.27)	—	(.27)	15.28	17.28	15,724.90		1.36	81

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Multi-Cap Value Fund	Multi-Cap Value Fund 29

Financial highlights cont.

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class. (Note 2)

f The net investment income and per share amount shown for the period ending October 31, 2017, may not correspond with the expected class specific differences for the period due to the timing of redemptions out of class B shares.

The accompanying notes are an integral part of these financial statements.

30 Multi-Cap Value Fund

Notes to financial statements 10/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2017 through October 31, 2017.

Putnam Multi-Cap Value Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation and, as a secondary objective, current income. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on value stocks. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately five years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

Multi-Cap Value Fund 31

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

32 Multi-Cap Value Fund

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $20,869,536 and the value of securities loaned amounted to $20,498,201.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $378,393,072, resulting in gross unrealized appreciation and depreciation of $102,645,767 and $6,653,250, respectively, or net unrealized appreciation of $95,992,517.

Multi-Cap Value Fund 33

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.279% of the fund’s average net assets.

Putnam Management has contractually agreed, through August 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $52,906 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

34 Multi-Cap Value Fund

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$337,211	Class R	12,705
Class B	1,833	Class Y	73,932
Class C	27,295	Total	$457,376
Class M	4,400

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $250 under the expense offset arrangements and by $49,643 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $334, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$423,715
Class B	1.00%	1.00%	9,201
Class C	1.00%	1.00%	137,323
Class M	1.00%	0.75%	16,593
Class R	1.00%	0.50%	31,919
Total			$618,751

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $17,550 and $174 from the sale of class A and class M shares, respectively, and received $934 and $333 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $47 on class A redemptions.

Multi-Cap Value Fund 35

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$139,551,506	$177,873,591
U.S. government securities (Long-term)	—	—
Total	$139,551,506	$177,873,591

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 10/31/17		YEAR ENDED 4/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	726,257	$14,229,734	1,968,096	$36,746,881
Shares issued in connection with
reinvestment of distributions	—	—	371,515	7,081,042
	726,257	14,229,734	2,339,611	43,827,923
Shares repurchased	(1,439,806)	(28,406,655)	(3,475,289)	(65,189,606)
Net decrease	(713,549)	$(14,176,921)	(1,135,678)	$(21,361,683)

	SIX MONTHS ENDED 10/31/17		YEAR ENDED 4/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	6,562	$118,919	106,198	$1,839,073
Shares issued in connection with
reinvestment of distributions	—	—	5,638	99,788
	6,562	118,919	111,836	1,938,861
Shares repurchased	(369,419)	(6,662,845)	(132,374)	(2,286,283)
Net decrease	(362,857)	$(6,543,926)	(20,538)	$(347,422)

	SIX MONTHS ENDED 10/31/17		YEAR ENDED 4/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	67,201	$1,220,253	398,878	$6,811,880
Shares issued in connection with
reinvestment of distributions	—	—	26,085	458,836
	67,201	1,220,253	424,963	7,270,716
Shares repurchased	(216,337)	(3,891,224)	(452,337)	(7,805,715)
Net decrease	(149,136)	$(2,670,971)	(27,374)	$(534,999)

36 Multi-Cap Value Fund

	SIX MONTHS ENDED 10/31/17		YEAR ENDED 4/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	7,084	$133,154	32,532	$578,423
Shares issued in connection with
reinvestment of distributions	—	—	4,832	88,092
	7,084	133,154	37,364	666,515
Shares repurchased	(20,752)	(394,018)	(42,275)	(778,174)
Net decrease	(13,668)	$(260,864)	(4,911)	$(111,659)

	SIX MONTHS ENDED 10/31/17		YEAR ENDED 4/30/17
Class R	Shares	Amount	Shares	Amount
Shares sold	80,583	$1,549,418	186,421	$3,421,557
Shares issued in connection with
reinvestment of distributions	—	—	12,067	224,921
	80,583	1,549,418	198,488	3,646,478
Shares repurchased	(139,228)	(2,699,927)	(236,752)	(4,331,874)
Net decrease	(58,645)	$(1,150,509)	(38,264)	$(685,396)

	SIX MONTHS ENDED 10/31/17		YEAR ENDED 4/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	482,581	$9,530,359	2,511,921	$47,743,574
Shares issued in connection with
reinvestment of distributions	—	—	66,553	1,269,167
	482,581	9,530,359	2,578,474	49,012,741
Shares repurchased	(820,567)	(16,236,738)	(1,301,128)	(24,493,136)
Net increase (decrease)	(337,986)	$(6,706,379)	1,277,346	$24,519,605

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 4/30/17	cost	proceeds	income	of 10/31/17
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$15,428,075	$117,349,524	$111,908,063	$131,515	$20,869,536
Putnam Short Term
Investment Fund**	18,722,935	68,999,023	61,837,603	82,388	25,884,355
Total Short-term
investments	$34,151,010	$186,348,547	$173,745,666	$213,903	$46,753,891

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

There were no realized or unrealized gains or losses during the period.

Multi-Cap Value Fund 37

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	50

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
	Net assets — Unrealized		Net assets — Unrealized
Equity contracts	appreciation	$19,699	depreciation	$—
Total		$19,699		$—

The following is a summary of change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (Note 1) (there were no realized gains or losses on derivative instruments):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Total
Equity contracts	$19,699	$19,699
Total	$19,699	$19,699

38 Multi-Cap Value Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Merrill Lynch,
	Pierce, Fenner
	& Smith, Inc.	Total
Assets:
Futures contracts§	$189,089	$189,089
Total Assets	$189,089	$189,089
Liabilities:
Futures contracts§	—	—
Total Liabilities	$—	$—
Total Financial and Derivative Net Assets	$189,089	$189,089
Total collateral received (pledged)†##	$—
Net amount	$189,089
Controlled collateral received (including
TBA commitments)**	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $573,678.

Multi-Cap Value Fund 39

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Opportunities Fund	Convertible Securities Fund
Capital Spectrum Fund	Equity Income Fund
Emerging Markets Equity Fund	International Value Fund
Equity Spectrum Fund	Multi-Cap Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	American Government Income Fund
Investors Fund	Diversified Income Trust
Low Volatility Equity Fund	Emerging Markets Income Fund
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Consumer Fund	Income Fund
Global Financials Fund	Money Market Fund†
Global Health Care Fund	Short Duration Income Fund
Global Industrials Fund	U.S. Government Income Trust
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Telecommunications Fund	Intermediate-Term Municipal Income Fund
Global Utilities Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Growth	Tax-Free High Yield Fund
Growth Opportunities Fund
International Growth Fund	State tax-free income funds‡:
Multi-Cap Growth Fund	California, Massachusetts, Minnesota,
Small Cap Growth Fund	New Jersey, New York, Ohio, and Pennsylvania.

40 Multi-Cap Value Fund

Absolute Return	Asset Allocation
Absolute Return 100 Fund®	George Putnam Balanced Fund
Absolute Return 300 Fund®	Dynamic Asset Allocation Balanced Fund
Absolute Return 500 Fund®	Dynamic Asset Allocation Conservative Fund
Absolute Return 700 Fund®	Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund
Putnam PanAgora**
Putnam PanAgora Managed Futures Strategy	Retirement Income Fund Lifestyle 1
Putnam PanAgora Market Neutral Fund
Putnam PanAgora Risk Parity Fund	RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Multi-Cap Value Fund 41

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

42 Multi-Cap Value Fund

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Multi-Cap Value Fund 43

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Robert T. Burns
	Vice President and	Denere P. Poulack
	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Multi-Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

44 Multi-Cap Value Fund

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA075 308581 12/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 28, 2017